[LOGO]


                                      THE
                                   MATTERHORN
                                     GROWTH
                                   FUNR, INC.

================================================================================



                                 ANNUAL REPORT










================================================================================


                               For the Year Ended
                                 June 30, 2002

                                     [LOGO]


                                      THE
                                   MATTERHORN
                                     GROWTH
                                   FUNR, INC.



The Matterhorn Growth Fund, Inc.

Dear Shareholder,

In the first six months of 2002 the market was driven by many factors, some very fundamental in nature, and some less so. The primary fundamental factors were the timing, the shape and the durability of the recovery. On that score, most economic indicators suggested the recovery was beginning, appeared fairly strong especially after 1st quarter real GDP growth of 5.5%, and looked sustainable. However, as the first half progressed it became apparent factors outside the economy had begun to drive stock prices lower. Potential terrorist attacks, geo-political risks, the mid-east conflict, a potential India/Pakistan conflict, and a growing number of corporate malfeasance cases all weighed on the market. Taken individually, these uncertainties could be overcome by an improving economy, but taken as a whole, they drove investors from the markets.

Additions to the portfolio were diversified across a number of industries and were driven by opportunities to buy good companies at attractive prices. Examples would be purchases of Raytheon, Dow Chemical, General Electric, American International Group, EDS and Hewlett Packard.

In consideration of deteriorating markets and fund redemptions, we have decided to waive all management and distribution fees to the fund. We take this action in order to substantially reduce fund expenses and to show our commitment to the fund's growth in the future.

After outperforming the market the last three calendar years, we have underperformed the market year to date in part because of redemptions that have plagued all funds during the market debacle of June and July. Our resolve and commitment to the fund has not wavered. We remain confident that the economic path of our economy is healthy and will sustain higher stock prices over the long-term.

Sincerely yours,


/S/ GREGORY A. CHURCH
----------------------
Gregory A. Church
Portfolio Manager

                              GRAPH HERE [OMITTED]

                        THE MATTERHORN GROWTH FUND, INC.

                       Value of $10,000 Vs S&P 500 Index

                          Annual Average Total Return
                          Period ended June 30, 2002*

                      1 Year .................... (28.12%)
                      5 Year.....................  (2.23%)
                      10 Year....................   6.01%
                      Since Inception............   7.68%

                             The Matterhorn          S & P 500
                            Growth Fund, Inc.      Index w/income
         9/27/88                10,000.00            10,000.00
         6/30/89                12,279.41            11,853.43
         6/30/90                13,799.02            13,346.01
         6/30/91                14,215.69            13,835.83
         6/30/92                15,441.18            15,214.34
         6/30/93                19,901.61            16,794.53
         6/30/94                21,016.54            16,561.17
         6/30/95                25,085.45            20,306.79
         6/30/96                27,996.13            24,999.25
         6/30/97                30,977.27            32,995.60
         6/30/98                34,501.96            42,266.46
         6/30/99                41,783.02            51,170.58
         6/30/00                40,705.41            44,789.77
        06/30/01                31,795.00            38,147.45
        06/30/02                22,854.24            31,284.72




Past performance is not predictive of future performance.

----------
* The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.


                        THE MATTERHORN GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS at June 30, 2002

   Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS: 91.0%
AEROSPACE/DEFENSE: 5.6%
     7,000     Raytheon Co.                                           $  285,250
                                                                      ----------

BANKS: 5.1%
     5,000     PNC Financial Services Group                              261,400
                                                                      ----------

CHEMICALS: 2.7%
     4,000     Dow Chemical Co. (The)                                    137,520
                                                                      ----------

COMPUTERS: 9.6%
     5,000     Electronic Data Systems Corp.                             185,750
    10,000     Hewlett-Packard Co.                                       152,800
    30,000     Sun Microsystems, Inc.*                                   150,300
                                                                      ----------
                                                                         488,850
                                                                      ----------

DRUGS & PHARMACEUTICALS: 5.6%
     5,000     Eli Lilly & Co.                                           282,000
                                                                      ----------

ELECTRIC EQUIPMENT: 1.7%
     3,000     General Electric Co.                                       87,150
                                                                      ----------

ELECTRONIC COMPONENTS: 2.8%
     6,000     Texas Instruments, Inc.                                   142,200
                                                                      ----------

INSURANCE - MULTILINE: 16.7%
     2,000     American International Group, Inc.                        136,460
     5,000     Chubb Corp. (The)                                         354,000
     6,000     Hartford Financial Services Group, Inc.                   356,820
                                                                      ----------
                                                                         847,280
                                                                      ----------

MEDIA/ENTERTAINMENT: 10.0%
    11,000     AOL Time Warner, Inc.*                                    161,810
    10,000     Disney (Walt) Co.                                         189,000
    15,000     General Motors Corp. - Class H*                           156,000
                                                                      ----------
                                                                         506,810
                                                                      ----------


   Shares                                                                Value
--------------------------------------------------------------------------------

OIL & GAS: 1.4%
    12,000     Williams Companies, Inc. (The)                         $   71,880
                                                                      ----------

OIL - FIELD SERVICES: 5.7%
     6,000     Halliburton Co.                                            95,640
     4,200     Schlumberger Ltd.                                         195,300
                                                                      ----------
                                                                         290,940
                                                                      ----------

RETAIL: 3.0%
     5,000     CVS Corp.                                                 153,000
                                                                      ----------

SEMICONDUCTORS: 1.4%
     8,000     LSI Logic Corp.*                                           70,000
                                                                      ----------

SOFTWARE: 8.7%
     6,000     First Data Corp.                                          223,200
     4,000     Microsoft Corp.*                                          218,800
                                                                      ----------
                                                                         442,000
                                                                      ----------

TELECOMMUNICATIONS: 5.6%
    15,000     Qwest Communications International, Inc.                   42,000
     6,000     Verizon Communications, Inc.                              240,900
                                                                      ----------
                                                                         282,900
                                                                      ----------

TELECOMMUNICATIONS - SERVICES: 5.4%
     9,000     SBC Communications, Inc.                                  274,500
                                                                      ----------

TOTAL COMMON STOCKS
               (cost $5,533,222)                                       4,623,680
                                                                      ----------


See accompanying Note to Financial Statements.


                                                                               3



                        THE MATTERHORN GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS at June 30, 2002 -- (Continued)

 Principal
 Amount                                                               Value
--------------------------------------------------------------------------------

BOND: 2.7%
TELECOMMUNICATIONS - EQUIPMENT: 2.7%
$200,000       Corning, Inc., 3.50%, 11/01/08 (cost $199,768)         $  136,500
                                                                      ----------

SHORT-TERM INVESTMENTS: 6.4%

322,000        U.S. Bank Repurchase Agreement, 1.35%, 7/1/2002
                    [collateralized by $321,950 par value
                    by United States Treasury Note, 4.75% due
                    1/31/03 and by FHLMC, 6.00% due 5/1/16,
                    (market value $328,440), (proceeds
                    $322,036) cost $322,000]                             322,000


TOTAL INVESTMENTS IN SECURITIES
        (cost $6,054,991):  100.1%                                     5,082,180

Liabilities in excess of
        Other Assets (0.1%)                                               (2,544)
                                                                      ----------

NET ASSETS:  100.0%                                                   $5,079,636
                                                                      ==========

-----------
*  Non-income producing security.



See accompanying Notes to Financial Statements.
4


                        THE MATTERHORN GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2002

ASSETS
        Investments in securities, at value (cost $6,054,991) .....     $ 5,082,180
        Cash                                                                    418
        Receivables:
                Securities sold ...................................          10,100
                Dividends and interest ............................           8,135
                Fund shares sold ..................................           1,741
                Prepaid expenses and other assets .................          10,447
        Collateral for securities loaned, at fair value (Note F) ..       1,005,000
                                                                        -----------
                        Total assets ..............................       6,118,021
                                                                        -----------

LIABILITIES
        Payables:
                Fund shares redeemed ..............................           4,603
                Due to adviser ....................................           4,479
                Distribution fees .................................           1,120
                Administration fees ...............................             658
        Payable upon return for securities loaned (Note F) ........       1,005,000
        Accrued expenses ..........................................          22,525
                                                                        -----------
                        Total liabilities .........................       1,038,385
                                                                        -----------

        NET ASSETS ................................................     $ 5,079,636
                                                                        ===========

        Net asset value, offering and redemption price per share
                ($5,079,636/1,174,342 shares outstanding; 100,000,000
                shares authorized, par value $.001) ...............     $      4.33
                                                                        ===========

COMPONENTS OF NET ASSETS
        Paid-in capital ...........................................     $ 6,291,730
        Accumulated net realized loss on investments ..............        (239,283)
        Net unrealized depreciation on investments ................        (972,811)
                                                                        -----------
                Net assets ........................................     $ 5,079,636
                                                                        -----------


See accompanying Notes to Financial Statements.


                        THE MATTERHORN GROWTH FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended June 30, 2002

INVESTMENT INCOME
        Income
                Dividends ..............................................       $    89,623
                Interest ...............................................            13,421
                Other ..................................................             1,852
                                                                               -----------
                        Total income ...................................           104,896
                                                                               -----------

        Expenses
                Advisory fees ..........................................            67,936
                Administration fees ....................................            40,000
                Transfer agent fees ....................................            30,499
                Professional fees ......................................            24,962
                Registration expense ...................................            18,502
                Distribution fees ......................................            16,984
                Fund accounting fees ...................................            17,900
                Audit fees .............................................            11,002
                Legal fees .............................................             6,001
                Reports to shareholders ................................            13,000
                Trustee fees ...........................................             7,501
                Custody fees ...........................................             8,501
                Insurance expense ......................................             1,523
                Miscellaneous ..........................................             5,001
                                                                               -----------
                        Total expenses .................................           269,312
                                                                               -----------
                                Net investment loss ....................          (164,416)
                                                                               -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
        Net realized loss on investments ...............................          (184,844)
        Net unrealized depreciation on investments .....................        (1,708,164)
                                                                               -----------
                Net realized and unrealized loss on investments ........        (1,893,008)
                                                                               -----------
                        Net decrease in net assets resulting from operations   $(2,057,424)
                                                                               ===========


See accompanying Notes to Financial Statements.


                        THE MATTERHORN GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended     Year Ended
                                                      June 30, 2002   June 30, 2001
-----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
        Net investment loss ........................   $  (164,416)   $  (173,383)
        Net realized gain (loss) on investments ....      (184,844)       500,929
        Net unrealized depreciation on investments .    (1,708,164)    (2,448,147)
                                                       -----------    -----------

        Net decrease in net assets
resulting from operations ..........................    (2,057,424)    (2,120,601)
                                                       -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
        From net realized gain .....................      (382,690)      (527,423)
                                                       -----------    -----------

CAPITAL SHARE TRANSACTIONS
        Net increase in net assets derived from
net change in outstanding shares (a) ...............        40,803        454,465
                                                       -----------    -----------

                        Total decrease in net assets    (2,399,311)    (2,193,559)

NET ASSETS
        Beginning of year ..........................     7,478,947      9,672,506
                                                       -----------    -----------

        End of year ................................   $ 5,079,636    $ 7,478,947
                                                       ===========    ===========


(a)     A summary of capital share transactions is as follows:

                                    Year Ended                 Year Ended
                                  June 30, 2002               June 30, 2001
                              ----------------------     ----------------------
                                Shares       Value         Shares        Value
                                ------       -----         ------        -----

Shares sold ............       61,311     $ 348,930        92,825     $ 703,250
Shares issued in
  reinvestment
of distributions .......       65,252       370,629        71,337       507,919
Shares redeemed ........     (127,152)     (678,756)     (100,471)     (756,704)

Net increase ...........         (589)    $  40,803        63,691     $ 454,465


See accompanying Notes to Financial Statements.


                        THE MATTERHORN GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
                                                                 Year Ended June 30,
                                             ---------------------------------------------------------
                                                  2002       2001        2000        1999         1998
------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year ................................   $     6.37  $     8.70  $     7.70  $    7.29  $     6.82

INCOME FROM INVESTMENT OPERATIONS:
        Net investment loss ..............        (0.14)      (0.15)      (0.17)     (0.15)      (0.11)
        Net realized and unrealized gain
         (loss) on investments ...........        (1.57)      (1.70)       1.50       1.52        0.85
                                             ----------  ----------  ----------  ---------  ----------
        Total from investment operations .        (1.71)      (1.85)       1.33       1.37        0.74
                                             ----------  ----------  ----------  ---------  ----------
LESS DISTRIBUTIONS:
        From net realized gain ...........        (0.33)      (0.48)      (0.33)     (0.93)      (0.27)
        Return of capital ................      --          --          --           (0.03)    --
                                             ----------  ----------  ----------  ---------  ----------
Total distributions ......................        (0.33)      (0.48)      (0.33)     (0.96)      (0.27)
                                             ----------  ----------  ----------  ---------  ----------
Net asset value, end of year .............   $     4.33  $     6.37  $     8.70  $    7.70  $     7.29
                                             ==========  ==========  ==========  =========  ==========
Total return .............................       (28.12)%    (21.89)%     17.98%     21.10%      11.22%

RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of year (millions)   $     5.1   $     7.5   $     9.7   $    9.2   $     9.0

RATIO TO AVERAGE NET ASSETS:
        Expenses (excluding interest) ....         3.97%       3.48%       3.22%      3.57%       3.65%
        Net investment loss ..............        (2.42)%     (2.03)%     (2.01)%    (2.12)%     (1.32)%
Portfolio turnover rate ..................       141.27%     122.47%     101.94%     68.93%     115.28%



See accompanying Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

        The Matterhorn Growth Fund, Inc. (the "Fund") was incorporated in the state of Maryland on May 2, 1980 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's objective is to seek long-term capital appreciation for shareholders.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there has been no sales, at the mean between the last bid and asked prices, and at the closing bid price for other securities traded in the over-the-counter market. Short-term investments with less than 60 days to maturity when acquired by the Fund are valued on an amortized cost basis. All other securities are valued at fair value as determined in good faith by the Board of Directors.

     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine, on a daily basis, that the value of such securities are sufficient to cover the value of the repurchase agreements.

     C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

           As of June 30, 2002, the Fund realized capital losses of $156,439 during the period November 1, 2001 through June 30, 2002, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2003.

           At June 30, 2002, the Fund has a capital loss carryforward of $14,104 expiring in 2010 available to offset future gains, if any.

                        THE MATTERHORN GROWTH FUND, INC.

     D. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. LOANS OF FUND SECURITIES. The Fund may lend its portfolio securities to banks, brokers and dealers. Lending fund securities exposes a Fund to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Fund's custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. At June 30, 2002, the Matterhorn Growth Fund, Inc. had securities valued at $960,397 on loan to brokers. For collateral the Fund received $1,005,000. Income from securities lending, which is included in "Other Income" on the Statement of Operations, amounted to $1,852.

     G. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended June 30, 2002, the Fund decreased paid-in capital by $164,416 due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

     H. REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. The seller must maintain collateral with the Funds' custodian equal to at least 100% of the repurchase price, including accrued interest. At June 30, 2002, all outstanding repurchase agreements held by the Fund had been entered into on that day.

                        THE MATTERHORN GROWTH FUND, INC.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY AGREEMENTS. Pursuant to an Advisory Agreement with Matterhorn Asset Management Corporation (the "Adviser"), the Adviser receives a fee, payable monthly, at the annual rate of 1.00% of the Fund's daily average net assets. The advisory fee paid to the Adviser for the year ended June 30, 2002 totaled $67,936.

           The Fund is responsible for its own operating expenses.

     B. DISTRIBUTION AGREEMENTS. Bainbridge Securities Inc. ("Bainbridge") acts as distributor for shares of the Fund pursuant to a Distribution Agreement. Bainbridge is an affiliate of the Adviser. For the year ended June 30, 2002, Bainbridge received as commissions $35,220 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio.

     C. DISTRIBUTION PLAN. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay Bainbridge an aggregate distribution fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to Bainbridge as compensation for its services rendered.

     D. ADMINISTRATION AGREEMENT. Pursuant to an administration agreement with U.S. Bancorp Fund Services, LLC ("Administrator"), the Fund pays the Administrator a monthly fee for its services at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $40,000.

     E. OTHER. The Fund pays each Director who is not an "interested person" a $300 attendance fee and reimburses them for expenses incurred to attend the meetings. Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, Administrator and Distributor.

     F. PROFESSIONAL FEES. Payments were also made to an employee of the Adviser for professional services in the amount of $24,962 for the year ended June 30, 2002.

NOTE 4 - INVESTMENT TRANSACTIONS

        The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended June 30, 2002, were $8,765,569 and $9,242,395 respectively.

                        THE MATTERHORN GROWTH FUND, INC.

        At June 30, 2002, cost of investments and gross unrealized appreciation and depreciation of investments for tax purposes where as follows:

        Cost of investments for tax purposes                $ 6,123,731
                                                            -----------
        Gross tax unrealized appreciation                      $186,746
        Gross tax unrealized depreciation                    (1,228,297)
                                                            -----------
        Net tax unrealized depreciation on investments      $(1,041,551)
                                                            ===========


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

        On December 17, 2001, a distribution of $0.326 per share was declared. The dividend was paid on December 18, 2001 to shareholders of record on December 14, 2001. The tax character of distribution paid during the fiscal years ended June 30, 2002 and 2001 was as follows:

                                                  2002            2001
                                                  ----            ----

        Distributions paid from:
                Ordinary Income                $  90,628       $      --
                Long Term Capital Gain           292,062         527,423
                                               ---------       ---------
                                                $382,690        $527,423
                                               =========       =========

        As of June 30, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

        Capital loss carryforward                 $    (14,104)
        Unrealized depreciation                     (1,197,990)
                                                  ------------
                                                  $ (1,212,094)
                                                  ============


The difference between the book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and the deferral of losses incurred after October 31.

                        THE MATTERHORN GROWTH FUND, INC.

NOTE 6 - DIRECTORS AND OFFICER INFORMATION (Unaudited)

"NON-INTERESTED" DIRECTORS

                                                                Number
                                                                 of
                                                                Portfolios
                                                                In Fund
                                             Principal           Complex
                                             Occupation(s)      Overseen   Other
Name, Address         Position(s)  Year      During the            by      Directorships
and Age                 Held     Elected(1)  Past 5 Years        Director     Held
-----------------------------------------------------------------------------------------

Kevin M. Covert          Director  1995      Assistant General   One       Cumberland
301 Oxford                                   Counsel-Employee              Growth Fund,
Valley Road                                  Benefits, Honeywell           Inc. from
Suite 802B                                   International Inc.            October 1989
Yardly, PA 19067                             since November                to September
(44)                                         1998 to Present;              1992.
                                             Partner, Kulzer &
                                             DiPadova, P.A.
                                             (law firm) from
                                             1984 to November
                                             1998.

Dominick A.              Director  1995      Physician since     One
Crucianti, Jr. M.D.                          1958
301 Oxford
Valley Road
Suite 802B
Yardly, PA 19067
(71)

Gerald Printz            Director  1995      President           One
301 Oxford                                   AMSADOR, Ltd.
Valley Road                                  (computer security
Suite 802B                                   and disaster
Yardly, PA 19067                             recovery planning
(46)                                         consultant), since
                                             1995.

                        THE MATTERHORN GROWTH FUND, INC.

NOTE 6 - DIRECTORS AND OFFICER INFORMATION (Unaudited) (Continued)

                                                                Number
                                                                 of
                                                                Portfolios
                                                                In Fund
                                             Principal           Complex
                                             Occupation(s)      Overseen   Other
Name, Address         Position(s)  Year      During the            by      Directorships
and Age                 Held     Elected(1)  Past 5 Years        Director     Held
-----------------------------------------------------------------------------------------

Richard E.          Director       1999      Owner/operator       One
Pfeiffer, Jr.                                of two Texaco service
301 Oxford                                   stations since 1988;
Valley Road                                  Business partner/
Suite 802B                                   Manager, AC&P@ Rental
Yardly, PA 19067                             Enterprise (apartment
(46)                                         complexes) since
                                             November 1998.




"INTERESTED" DIRECTORS AND OTHER OFFICERS(2)


Gregory A.          President,     1995      President, Church   One
Church              Secretary,               Capital Management,
301 Oxford          Treasurer                Inc. (formerly Church
Valley Road         and Director             Capital Manaagement,
Suite 802B                                   Inc and G.A. Church
Yardly, PA 19067                             & Company) (registered
(46)                                         investment advisers)
                                             since June 1987;
                                             Chairman, Bainbridge
                                             Securities Inc. (registered
                                             broker-dealer) since
                                             October 1994.

---------

     1 Directors and officers of the Fund serve until their resignation, removal or retirement.
     2    "Interested persons" within the meaning as defined in the 1940 Act.

                        THE MATTERHORN GROWTH FUND, INC.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of The Matterhorn Growth Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Matterhorn Growth Fund, Inc., as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Matterhorn Growth Fund, Inc. as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
August 2, 2002

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



================================================================================

                               Investment Adviser
                    MATTERHORN ASSET MANAGEMENT CORPORATION
                       301 Oxford Valley Road, Suite 802B
                          Yardley, Pennsylvania 19067

                                  Distributor
                           BAINBRIDGE SECURITIES INC.
                       301 Oxford Valley Road, Suite 801B
                          Yardley, Pennsylvania 19067

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          ORBITEX DATA SERVICES, INC.
                                P.O. Box 542007
                              Omaha, NE 68154-1952
                                 1-800-637-3901


================================================================================





This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.